American Century Municipal Trust Prospectus Supplement New York Tax-Free Fund
Supplement dated June 29, 2010 ¡ Prospectus dated March 1, 2010

The following replaces the first paragraph under the Complex Fee Table on page 10.

The advisor waived 7 basis points (0.07%) of the fund's management fee. The advisor expects this waiver to continue until July 31, 2011 and cannot terminate it without consulting the Board of Trustees.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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